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                                 EXHIBIT 10.4
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                  FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION
                                   OF CHERAW



                                    FORM OF
                          NON-QUALIFIED SUPPLEMENTAL
                         EMPLOYEE STOCK OWNERSHIP PLAN



                            Cheraw, South Carolina


                              ______________,1997
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                          NON-QUALIFIED SUPPLEMENTAL
                         EMPLOYEE STOCK OWNERSHIP PLAN
                                      FOR
             FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF CHERAW


     1.  Purpose
         -------

         This Non-Qualified Supplemental Employee Stock Ownership Plan ("Plan") is intended to provide Participants (as defined herein) or their Beneficiaries with the full dollar amount of Employer-provided pension benefits obtainable under the First Federal Savings and Loan Association of Cheraw Employee Stock Ownership Plan ("ESOP") which may not be accrued under said ESOP due to the limitations imposed by Section 415 of the Internal Revenue Code (the "Code") and the limitation on includible compensation imposed by Section 401(a)(17) of the Code. The benefits provided under the Plan (as described below) are intended to constitute a deferred compensation plan for "a select group of management or highly compensated employees" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     2.  Definitions
         -----------

         Where the following words and phrases appear in the Plan, they shall have the respective meaning as set forth below unless the context clearly indicates the contrary. Except to the extent otherwise indicated herein, and to the extent inconsistent with the definitions provided below, the definitions contained in the Retirement Plan and the ESOP are applicable under the Plan.

         2.1  "Beneficiary" means the person designated by the Participant
               -----------
under the Retirement Plan to receive benefits in the event of the Participant's death.

         2.2  "Board of Directors" means the Board of Directors of First Federal
               ------------------
Savings and Loan Association of Cheraw

         2.3  "Code" means the Internal Revenue Code of 1986, as amended from
               ----
time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

         2.4  "Committee" means the Supplemental ESOP Committee of the Board of
               ---------
Directors.

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         2.5  "Company" means Great Pee Dee Bancorp, Inc.
               -------

         2.6  "Effective Date" means __________, 1997.
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         2.7  "Employee" means an employee of the Employer on whose behalf
               --------
benefits are payable under the ESOP.

         2.8  "ESOP" means the First Federal Savings and Loan Association of
               ----
Cheraw Employee Stock Ownership Plan, and any successor thereto.

         2.9  "Employer" means First Federal Savings and Loan Association of
               --------
Cheraw with respect to its employees, and any successors by merger, purchase, reorganization or otherwise. If a subsidiary or affiliate of the Employer adopts the Plan, it shall be deemed the Employer with respect to its employees.

         2.10 "ERISA" means the Employee Retirement Income Security Act of
               -----
1974, as amended from time to time. Reference to a specific provision of ERISA shall include such provision, any valid regulation or ruling promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

         2.11 "Participant" means an Employee who has been designated for
               -----------
participation in this Plan pursuant to Section 3.1.

         2.12 "Plan" means the First Federal Savings and Loan Association of
               ----
Cheraw Non-Qualified Supplemental Employee Stock Ownership Plan, as set forth herein and as may be amended from time to time.

         2.13 "Plan Year" means the period from January 1, 1997 through
               ---------
December 31, 1997, and each January 1 to December 31 thereafter.

         2.14 "Stock" means the common stock of Great Pee Dee Bancorp, Inc.,
               -----
par value $.01, per share.

         2.15 "Surviving Spouse" means the legal spouse of a Participant,
               ----------------
living at the time of the death of the Participant.

     3.  Participation
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         3.1  Designation to Participate.  Upon the designation of the
              --------------------------
Committee, and subject to the approval of the Board of Directors, Employees may become Participants at any time during the Plan Year. Each Employee initially selected by the Committee to participate in the Plan shall be set forth on Exhibit A attached hereto and made a part hereof.

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         3.2  Continuation of Participation.  An Employee who has become a
              -----------------------------
Participant shall remain a Participant so long as benefits are payable to or with respect to such Participant under the Plan.

     4.  Benefit Requirements and Payments
         ---------------------------------

         4.1  Supplemental ESOP Benefits.  A Participant shall be entitled to
              --------------------------
receive as a benefit from this Plan the supplemental ESOP benefit set forth below. In the event of the death of a Participant prior to the commencement of payment of benefits hereunder, the Surviving Spouse of the Participant shall be entitled to receive as a benefit from this Plan an amount equal to 100% of the supplemental ESOP benefit that would have been payable to the Participant at the time of his death. The supplemental ESOP benefit is a dollar amount equal to
(a) less (b), where:

         (a) is the aggregate of the fair market values (determined annually as of the last day of the relevant ESOP plan year) of the number of shares of Stock that would have been allocated to the account of the Participant, and the earnings thereon, had the limitations of Sections 401(a)(17) and 415(c)(1)(A) and 415(c)(6) of the Code not been applicable; and
                               ---

         (b) is the aggregate of the fair market values (determined annually as of the last day of the relevant ESOP plan year) of the number of shares of Stock actually allocated to the account of the Participant for the relevant ESOP plan year, and the earnings thereon.

         4.2  Incidents of Supplemental ESOP Payments.  Benefits under this
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Section 4 shall include all attributes in which payment is made from the ESOP, including but not limited to:

              (a)  Retirement whether normal, early, or late;
              (b)  Disability;
              (c)  Death; or
              (d)  Termination of employment.

         Except to the extent otherwise indicated, and to the extent otherwise inconsistent with the terms of this Plan, the provisions of the ESOP are hereby incorporated by reference.

         4.3  Form of Supplemental ESOP Payments.
              ----------------------------------

              4.3-1  A Participant's supplemental ESOP benefits under
Section 4.1 of this Plan shall be a benefit paid in cash or, if elected by the Participant, in the form set forth in 4.3-2 below. Such benefit shall be paid to or with respect to the Participant at the same time as the Participant's benefit is distributed under the ESOP. Benefits under Section 4.1 of this Plan shall cease with the cessation of benefits to the Participant, or his or her Surviving Spouse or his or her Beneficiary under the ESOP.

                                       4
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              4.3-2  (A) If a trust is established and is permitted to hold
Stock of the Company, a Participant's Supplemental ESOP benefit shall be distributed in shares of Stock of the Company, if elected by the Participant. Any fractional shares of Stock of the Company attributable to the Participant will be distributed in cash.

                     (B) If no trust is established or if established, such trust is not permitted by applicable law to invest in Stock of the Company, a Participant may elect upon receiving a distribution from the Plan, that the Committee convert the cash benefit attributed to his supplemental ESOP benefit into shares of Stock of the Company. The value of a Participant's supplemental ESOP benefit at the time of distribution shall be converted to shares of the Company's common stock by dividing the cash credited to the Participant's supplemental ESOP benefit by the last price quoted for the shares of Stock of the Company on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System. Such shares of Stock will be issued in the name of the Participant. No shares will be issued in the name of the Administrator of the Plan. The delivery of the shares to the Participant will act as a discharge of the Administrator's obligation of payment on the supplemental ESOP benefit. Any funds that cannot be converted to shares of Stock of the Company will be distributed in cash.

     5.  Administration of the Plan
         --------------------------

         5.1  Committee; Duties.  This Plan shall be administered by the
              -----------------
Committee which shall consist of not less than three (3) persons appointed by the Board of Directors. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions including interpretations of this Plan, that may arise in connection with the administration of the Plan. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under the Plan.

         5.2  Agents. The Committee may, from time to time, employ other agents
              ------
and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

         5.3  Binding Effect of Decisions. The decision or action of the
              ----------------------------
Committee regarding of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

         5.4  Indemnity of Committee. The Association shall indemnify and hold
              ----------------------
harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.

                                       5
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     6.  Claims Procedure
         ----------------

         6.1  Claim. Any person claiming a benefit, requesting an interpretation
              -----
or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing within thirty (30) days.

         6.2  Denial of Claim. If the claim or request is denied, the written
              ---------------
notice of denial shall state:

              (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

              (b) A description of any additional material or information required and an explanation of why it is necessary.

              (c) An explanation of the Plan's claim review procedure.

         6.3  Review of Claim.  Any person whose claim or request is denied or
              ---------------
who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

         6.4  Final Decision.  The decision on review shall normally be made
              --------------
within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant plan provisions. All decisions on review shall be final and bind all parties concerned.

     7.  Amendment or Termination
         ------------------------

         7.1  Amendment of Plan. A majority of the Board of Directors may amend
              -----------------
this Plan at any time or from time to time. Any amendment may provide different benefits or amounts of benefits from those herein set forth. However, no such amendment shall adversely affect the benefits of the Participant which have accrued prior to such action.

         7.2  Termination of Plan. The Plan shall not be terminated until all
              -------------------
benefits payable under the terms of the Plan are either paid or forfeited.

     8.  Miscellaneous
         -------------

         8.1  Unfunded Plan.  This Plan is intended to be an unfunded plan
              -------------
maintained primarily to provide deferred compensation benefits for a select group of management or highly

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compensated employees.  However, the Association may elect to fund for the benefits of Participants as described in Section 8.3 below. This Plan will continue to be unfunded for tax purposes and Title I of ERISA even if benefits are funded by the Association under Section 8.3 below.

         8.2  Unsecured General Creditor. The Participant and his Beneficiaries,
              --------------------------
heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of Employer, nor shall they be beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by Employer. Such policies or other assets of Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of Employer under this Plan. Any and all of Employer's assets shall be, and remain, the general, unpledged, unrestricted assets of Employer. Employer's obligation under the Plan shall be that of an unfunded and unsecured promise of Employer to pay money in the future.

         8.3  Trust Fund.  The Employer shall be responsible for the payment of
              ----------
all benefits provided under the Plan. At its discretion, the Employer may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

         8.4  Nonassignability.  Neither the Participant nor any other person
              ----------------
shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

         8.5  Expenses of Plan.  All expenses of the Plan will be paid by the
              ----------------
Employer.

         8.6  Immediately Payable Lump Sum.  Notwithstanding any other provision
              ----------------------------
hereof, there shall become immediately due and payable to or with respect to a Participant a lump sum equal to the present actuarial value (determined as provided below) of the Participant's retirement benefits pursuant to Section 4.1 if:

              (a) the Employer makes a general assignment for the benefit of creditors;

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              (b) any proceedings under the Bankruptcy Act are instituted by the
Employer or, if instituted against the Employer, is consented to or acquiesced in by it or remains undismissed for 60 days; or

              (c) a receiver or trustee in bankruptcy is appointed for the Employer.

In addition, in the event of any such proceeding by or against the Employer under the Bankruptcy Act, or any such assignment, a Participant, a contingent annuitant, a Surviving Spouses or Beneficiary shall be entitled to prove a claim for any unpaid portion of the benefit provided under hereunder and, if the claim is not discharged in full in any such proceeding, or assignment, it will survive any discharge of the Employer under any such proceeding or assignment.

         8.8  Change of Control of the Company or the Association.
              ---------------------------------------------------
Notwithstanding any other provision herein, there shall become immediately due and payable upon a Change of Control of the Company or the Association, a Participant's supplemental ESOP benefit in a lump sum payment.

         For purposes of this Section 8.8, a "Change of Control" shall mean a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Association's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Company or similar transaction in which the Association or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more

                                       8
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of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         8.9  Withholding; Payroll Taxes.  The Employer shall withhold from
              --------------------------
payments made to the Participant from the Plan any taxes required to be withheld from the Participant's wages for the federal or any state or local government.

         8.10 Participation by Subsidiaries and Affiliates.  If any employer is
              --------------------------------------------
now or hereafter becomes a subsidiary or affiliated company of the Employer and its employees participate in the Retirement Plan and/or the ESOP, the Board of Directors may authorize such subsidiary or affiliated company to participate in this Plan upon appropriate action by such employer necessary to adopt the Plan.

         8.11 Delivery of Elections to Committee.  All elections, designation,
              ----------------------------------
requests, notices, instructions and other communications required or permitted under the Plan from the Employer, a Participant, Beneficiary or other person to the Committee shall be on the appropriate form, shall be mailed by first-class mail or delivered to such address as shall be specified by such Committee, and shall be deemed to have been given or delivered only upon actual receipt thereof by such Committee at such location.

         8.12 Delivery of Notice to Participants.  All notices, statements,
              ----------------------------------
reports and other communications required or permitted under the Plan from the Employer or the Committee to any Officer, Participant, Beneficiary or other person, shall be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid, and addressed to such person at this address last appearing on the records of the Committee.

     9.  Construction of the Plan
         ------------------------

         9.1  Construction of the Plan.  The provisions of this Plan shall be
              ------------------------
construed, regulated, and administered according to the laws of the State of South Carolina, to the extent not superseded by Federal law.

         9.2  Counterparts.  This Plan has been established by the Employer in
              ------------
accordance with the resolutions adopted by the Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original. All the counterparts shall constitute one instrument, which may be sufficiently evidenced by any one counterpart.

                                       9
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         9.3  Validity.  In case any provision of this Plan shall be held
              --------
illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein

     IN WITNESS WHEREOF, and as evidence of the adoption of the Plan by the Employer, it has caused the same to be signed by its Officer duly authorized, and its corporate seal to be affixed this ___ day of ______________, 199__.


ATTEST:                               FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION
                                      OF CHERAW


                                      By:
------------------                       ---------------------------------------
                                         Chairman of the Board

                                       10
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             FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION OF CHERAW
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                   Exhibit A
                                   ---------


          Participant                                 Date of Participation
          -----------                                 ---------------------

                                       11